                                                                    EXHIBIT 99.3


                                    CONSENT


        I, Jules Kroll, consent in this Registration Statement on Form S-4 of The O'Gara Company to the inclusion of my name as a nominee for director of The O'Gara Company.



                                        /s/  Jules Kroll
                                        ---------------------------------
                                        Name: Jules B. Kroll